FIRST CASH 401(k) PROFIT SHARING PLAN

                                                                   EXHIBIT 99

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



      In connection with the Annual Report of the First Cash 401(k) Profit Sharing Plan (the "Plan") on Form 11-K as filed with the Securities and Exchange Commission (the "Report"), I, Rick Wessel, Plan Administrator of the Plan, certify, pursuant to 18 U.S.C. S 1350, as adopted pursuant to S 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      A. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      B. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan as of and for the period covered by the Report.


                                    /s/ Rick Wessel
                                    ------------------
                                    Plan Administrator
                                    October 4, 2002